Summary Prospectus April 30, 2015	Stadion Managed Risk 100 Fund (formerly the Stadion Managed Fund) Class A Shares (ETFFX), CUSIP 85235B103 Class C Shares (ETFYX), CUSIP 85235B301 Class I Shares (ETFVX), CUSIP 85235B509

Before you invest, you may want to review the Stadion Managed Risk 100 Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Managed Fund and its risks. You can find the Managed Fund’s Prospectus, SAI and other information about the Fund online at http://www.stadionfunds.com/stadionfunds/resources/formsanddownloads. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request stadion@alpsinc.com. The current Prospectus and SAI, dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Stadion Managed Risk 100 Fund (the “Managed Fund”) is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

FEES AND EXPENSES OF THE MANAGED FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Managed Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Managed Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 64 and in the Managed Fund’s Statement of Additional Information (“SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 41.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.06%	1.06%	1.06%
Distribution and/or Service(12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.22%	0.23%	0.25%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses(3)	1.70%	2.46%	1.48%

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 12 months of purchase.
(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.
(3)	“Total Annual Fund Operating Expenses” will not correlate to the Managed Fund’s Financial Highlights, which reflect the operating expenses of the Fund but do not include “Acquired Fund Fees and Expenses”.

Example
This Example is intended to help you compare the cost of investing in shares of the Managed Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Managed Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Managed Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,080	$1,444	$2,466
Class C	$349	$766	$1,310	$2,792
Class I	$151	$468	$808	$1,766

Assuming No Redemption

	1 Year	3 Years	5 Years	10 Years
Class C	$249	$766	$1,310	$2,792

Portfolio Turnover
The Managed Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Managed Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Managed Fund’s performance. During the most recent fiscal year, the Managed Fund’s portfolio turnover rate was 1,079% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Managed Fund invests primarily in, and allocates its investments primarily between, Fund Investments (defined below) that the Adviser believes have the potential for capital appreciation and Cash Positions (defined below).

•	“Fund Investments” include actively managed and index-based ETFs (exchange traded funds), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance.
•	“Cash Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

In allocating the Managed Fund’s assets, Stadion Money Management, LLC (the “Adviser”) uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Adviser’s model by a weighted average score) based on a number of technical indicators. The technical indicators examined by the Adviser are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (e.g., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value). The Adviser then seeks to participate in markets and market sectors with low risk scores, while divesting its portfolio of investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Managed Fund may invest up to 100% of its portfolio in Fund Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Managed Fund may also invest up to 100% of its portfolio in fixed-income Fund Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Adviser.

The Managed Fund may invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase or reduce the Managed Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Managed Fund’s portfolio or markets generally.  In general, the Managed Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Managed Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Managed Fund's total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Managed Fund's total assets.

In general, the Managed Fund will purchase or increase its exposure to Fund Investments focusing on equity markets or market sectors when the Adviser’s asset allocation model and risk analysis indicate that the applicable market or sector is at low risk of losing value or presents opportunities for growth and appreciation. The Managed Fund will generally sell or reduce investment exposure to Fund Investments tracking equity markets or market sectors (typically in favor of fixed-income Fund Investments or Cash Positions) when the Adviser’s asset allocation model and risk analysis indicate that such markets have become or are becoming risky, or when the Adviser believes that the equity markets are overvalued or market risk is otherwise too high. As a result, the Managed Fund may at times be substantially or fully invested (i.e., up to 100%) in fixed-income Fund Investments, Cash Positions or similar securities.

PRINCIPAL RISKS
An investment in the Managed Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Managed Fund will be successful in meeting its investment objective. The Managed Fund is best suited for long-term investors. Generally, the Managed Fund will be subject to the  following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Managed Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Managed Fund’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Managed Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Managed Fund changes daily based on the performance of the securities in which it invests. The ability of the Managed Fund to meet its investment objective is directly related to the ability of the Adviser’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Managed Fund invests will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Managed Fund’s share price may be adversely affected.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or Fund Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Managed Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater  price volatility.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Fund Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Managed Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Managed Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Managed Fund may suffer losses from these transactions.

Small and Medium Capitalization Companies Risk: The Managed Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with  larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Managed Fund invests more heavily in a particular sector or focuses its Fund Investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Managed Fund may invest in more heavily will vary.
Fixed Income Risk: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, maturity risk and liquidity risk. These risks could affect the value of investments of the Managed Fund, possibly causing the Managed Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•	Credit Risk. The value of the Managed Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.
•	Interest Rate Risk. The value of the Managed Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Managed Fund’s fixed income investments can be expected to decline.
•	Maturity Risk. The value of the Managed Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.
•	Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

ETF and Other Investment Company Risk: The Managed Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the Managed Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Certain of the ETFs or other investment companies in which the Managed Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits.  Investments in ETFs and other investment companies are also subject to the following additional risks:

•	Investment Limitation. Under the Investment Company Act of 1940 (the “1940 Act”), the Managed Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Managed Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Managed Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Managed Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.
•	Expenses. Since the Managed Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Managed Fund invests in addition to the Managed Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.
•	Commodity ETFs. Shareholders of ETFs that are registered under the Securities Act of 1933 but not the 1940 Act, such as ETFs that invest in commodities, do not have the protections of the 1940 Act.
•	Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Managed Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Managed Fund’s NAV is reduced for undervalued ETFs it holds, and that the Managed Fund receives less than NAV when selling an ETF).
•	Tracking Risk. Index-based Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Fund Investment’s ability to track its applicable indices or match its performance.
•	Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Managed Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Managed Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Managed Fund realizes capital gains when Fund Investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

U.S. Government Securities Risk:  Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government.  In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself.  The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Managed Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Derivative Risk: Put and call options and futures contracts are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Managed Fund may exceed the Managed Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Managed Fund’s return. The Managed Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Managed Fund, which magnifies the Managed Fund’s exposure to the underlying instrument.

•	Options. If the Managed Fund sells a put option whose exercise is settled in cash, the Managed Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Managed Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Managed Fund sells a call option whose exercise is settled in cash, the Managed Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Managed Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option.
•	Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The Managed Fund will be required to deposit with its custodian in a segregated account cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin” in an amount required for the particular futures contract as set by the exchange on which the contract is traded. This margin amount may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. The Managed Fund will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Managed Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Managed Fund to do so.

•	Securities Index Futures Contracts. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.
•	CFTC Regulation Risk. To the extent the Managed Fund makes investments regulated by CFTC, the Managed Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Managed Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Managed Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Managed Fund is unable to comply with the requirements of Rule 4.5, the Managed Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Managed Fund.

PERFORMANCE SUMMARY
The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Managed Fund. The bar chart shows changes in the performance of the Managed Fund’s Class A shares for each full calendar year since its commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Managed Fund’s Class A shares compare with broad measures of market performance. How the Managed Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by  calling 1-866-383-7636.

Calendar Year Returns Class A Performance

•	During the periods shown in the bar chart above, the highest return for a calendar quarter was 9.79% (quarter ended 3/31/2012).
•	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -6.33% (quarter ended 6/30/2011).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Managed Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. Class C and Class I shares of the Fund commenced operations on October 1, 2009 and May 28, 2010, respectively. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and I shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class C and I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have  been different.

Average Annual Total Returns (for periods ended December 31, 2014)
	1 Year	5 Years	Since Inception of Class*
Class A Shares
Return Before Taxes	-7.18%	0.65%	1.69%
Return After Taxes on Distributions	-7.18%	0.51%	1.12%
Return After Taxes on Distributions and Sale of Fund Shares	-4.07%	0.46%	1.11%
Class C Shares
Return Before Taxes	-3.30%	1.08%	1.62%
Class I Shares
Return Before Taxes	-1.36%	2.09%	1.69%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.79%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	12.16%	13.34%	7.48%

*	Class A Shares began operations on September 15, 2006, Class C Shares began operations on October 1, 2009 and Class I Shares began operations on May 28, 2010.

MANAGEMENT OF THE FUND
Stadion Money Management, LLC is the Managed Fund’s  investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Managed Fund’s investments. Its members are:
Name	Title with the Adviser	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since October 2009
Judson P. Doherty, CFA	Chief Investment Officer and President	Since June 2006
William McGough, CFA	Vice President – Portfolio Manager	Since April 2013

For important information about the purchase and sale of Managed Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 56 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment
$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Additional Investment
$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information
You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your  financial intermediary.

TAX INFORMATION
The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER  FINANCIAL INTERMEDIARIES
If you purchase shares of the Managed Fund through a broker-dealer or other financial intermediary (such as a bank), the Manged Fund and its related companies may pay the intermediary for the sale of Manged Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Managed Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4